NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Allspring Discovery Fund (formerly, NVIT Wells Fargo Discovery Fund)
NVIT AQR Large Cap Defensive Style Fund
NVIT BlackRock Equity Dividend Fund
NVIT BNY Mellon Dynamic U.S. Core Fund (formerly, NVIT Mellon Dynamic U.S. Core Fund)
NVIT BNY Mellon Dynamic U.S. Equity Income Fund (formerly, NVIT Mellon Dynamic U.S. Equity Income Fund)
NVIT BNY Mellon Sustainable U.S. Equity Fund (formerly, NVIT Newton Sustainable U.S. Equity Fund)
NVIT Columbia Overseas Value Fund
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Jacobs Levy Large Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT Neuberger Berman Multi Cap Opportunities Fund
NVIT NS Partners International Focused Growth Fund (formerly, NVIT AllianzGI International Growth Fund)
NVIT Real Estate Fund
Supplement dated December 8, 2022
to the Prospectus dated May 2, 2022
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
NVIT Neuberger Berman Multi Cap Opportunities Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on December 7, 2022, the Board approved the termination of Neuberger Berman Investment Advisers LLC (“Neuberger Berman”) as the subadviser to the NVIT Neuberger Berman Multi Cap Opportunities Fund (the “Fund”) and the appointment of Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) as the Fund’s new subadviser, effective on or about February 21, 2023 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	All references to, and information regarding, Neuberger Berman in the Prospectus are deleted in their entirety.

b.	The Fund is renamed the “NVIT Jacobs Levy Large Cap Core Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

c.	The table under the heading “Fees and Expenses” on page 70 of the Prospectus is hereby deleted and replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I Shares	Class II Shares
Management Fees	0.60%	0.60%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses	0.24%	0.09%
Total Annual Fund Operating Expenses	0.84%	0.94%
Fee Waiver/Expense Reimbursement(1)	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.79%	0.89%

(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.055% of the management fee to which the Adviser would otherwise be entitled until April 30, 2024. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.

d.	The table under the heading “Example” on page 70 of the Prospectus is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$81	$263	$461	$1,033
Class II Shares	91	295	515	1,150

e.	The information under the heading “Principal Investment Strategies” beginning on page 70 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by large capitalization companies. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of companies that are located outside the United States.
The subadviser invests in stocks using a dynamic, multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and quantitative and statistical techniques. The subadviser’s security evaluation process focuses on modeling a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, and security prices. This investment approach is intended to seek diversification across market inefficiencies, securities, industries, and sectors, while managing known risk exposures relative to the S&P 500 Index. The range of models is designed to allow the portfolio to be diversified across exposures to numerous potential opportunities. Nevertheless, the Fund may invest in any economic sector and, at times, emphasize one or more particular industries or sectors.
The subadviser generally considers selling a stock when the return prediction generated by its models, adjusted for risk and expected transaction costs, is notably surpassed by another stock’s return prediction. Partial sales may occur when the subadviser’s investment process determines that these transactions could benefit portfolio performance or when, as a result of market action, a position has grown to a size that impinges on portfolio risk or liquidity limitations. Sales may also occur under special circumstances; for example, if a company agrees to be acquired, and trades as a merger arbitrage situation, its stock may be sold. Sales can be triggered when necessary valuation data are no longer available; for example, if all security analysts drop coverage of a stock, the position may be sold.

f.	The information under the heading “Principal Risks” beginning on page 71 of the Prospectus is modified as follows:

i.	“Smaller company risk,” “Growth style risk,” “Value style risk,” “Special situation companies risk,” and “Limited portfolio holdings risk” are each deleted in their entirety.

ii.	The following is added immediately following “Selection risk”:

Quantitative
analysis strategy risk – the success of the Fund’s investment strategy may depend in part on the effectiveness of the subadviser’s quantitative tools for screening securities. These strategies may incorporate factors that are not predictive of a security’s value. Additionally, a previously successful strategy may become outdated or inaccurate, possibly resulting in losses.

iii.	The following is added immediately following “Sector risk”:
Model and data risk – the Fund’s subadviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments and, to provide risk management insights.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by the subadviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the subadviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The subadviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.

g.	The information under the heading “Portfolio Management – Subadviser” on page 72 of the Prospectus is deleted in its entirety and replaced with the following:
Jacobs Levy Equity Management, Inc.

h.	The heading and the table under the heading “Portfolio Management – Portfolio Manager” on page 72 of the Prospectus is deleted in its entirety and replaced with the following:
Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Bruce I. Jacobs, Ph.D.	Principal, Co‑Chief Investment Officer, Portfolio Manager and Co‑Director of Research	Since 2023

Kenneth N. Levy, CFA	Principal, Co‑Chief Investment Officer, Portfolio Manager and Co‑Director of Research	Since 2023

i.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 105 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by large cap companies. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of companies that are located outside the United States.
The subadviser invests in stocks using a dynamic, multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and quantitative and statistical techniques. The subadviser’s security evaluation process focuses on modeling a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, and security prices. This investment approach is intended to seek diversification across market inefficiencies, securities, industries, and sectors, while managing known risk exposures relative to the S&P 500 Index. The range of models is designed to allow the portfolio to be diversified across exposures to numerous potential opportunities. Nevertheless, the Fund may invest in any economic sector and, at times, emphasize one or more particular industries or sectors.

The subadviser generally considers selling a stock when the return prediction generated by its models, adjusted for risk and expected transaction costs, is notably surpassed by another stock’s return prediction. Partial sales may occur when the subadviser’s investment process determines that these transactions could benefit portfolio performance or when, as a result of market action, a position has grown to a size that impinges on portfolio risk or liquidity limitations. Sales may also occur under special circumstances; for example, if a company agrees to be acquired, and trades as a merger arbitrage situation, its stock may be sold. Sales can be triggered when necessary valuation data are no longer available; for example, if all security analysts drop coverage of a stock, the position may be sold.

j.	The information under the heading “How the Funds Invest – Key Terms” on page 105 of the Prospectus is deleted in its entirety and replaced with the following:
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Large‑cap companies – companies with market capitalizations similar to those of companies included in the S&P 500® Index, ranging from $2.7 billion to $2.7 trillion as of December 31, 2021.
Quantitative techniques – mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by the Fund.

k.	The information under the heading “How the Funds Invest – Principal Risks” on page 105 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, MARKET RISK, QUANTITATIVE ANALYSIS STRATEGY RISK, MODEL AND DATA RISK, SECTOR RISK, and SELECTION RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 107.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

l.	The information relating to Jacobs Levy under the heading “Fund Management – Subadvisers” beginning on page 118 of the Prospectus is deleted in its entirety and replaced with the following:
JACOBS LEVY EQUITY MANAGEMENT, INC. (“JACOBS LEVY”), located at 100 Campus Drive, Florham Park, NJ 07932, is the subadviser to the NVIT Jacobs Levy Large Cap Core Fund, NVIT Jacobs Levy Large Cap Growth Fund and a portion of each of the NVIT Multi-Manager Small Cap Value Fund and NVIT Multi-Manager Small Company Fund. Jacobs Levy was established in 1986 as a New Jersey corporation. Jacobs Levy is an independent investment advisory firm focusing exclusively on the management of equity portfolios in a variety of strategies.

m.	The information relating to the Fund under the heading “Fund Management – Portfolio Management” beginning on page 119 of the Prospectus is deleted in its entirety and replaced with the following:
NVIT Jacobs Levy Large Cap Core Fund
The portfolio managers for the Fund are Dr. Bruce I. Jacobs and Kenneth N. Levy, CFA. Dr. Jacobs and Mr. Levy are jointly responsible for the day‑to‑day portfolio management of the Fund.
Dr. Jacobs is a Principal and Co‑Founder of Jacobs Levy and has been with the firm since 1986. He is Co‑Chief Investment Officer, Portfolio Manager, and Co‑Director of Research.
Mr. Levy is a Principal and Co‑Founder of Jacobs Levy and has been with the firm since 1986. He is Co‑Chief Investment Officer, Portfolio Manager, and Co‑Director of Research.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Jacobs Levy.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE